UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

SCHEDULE 14A

(Rule 14a-101)
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Saker Aviation Services, Inc.
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SAKER AVIATION SERVICES, INC.

101 Hangar Road

Wilkes-Barre/Scranton International Airport

Avoca, Pennsylvania 18641

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD OCTOBER 25, 2012

To the Stockholders of

Saker Aviation Services, Inc.:

The Annual Meeting of Stockholders of Saker Aviation Services, Inc. (the “Company”) will be held at its principal executive office, located at 101 Hangar Road, Wilkes-Barre/Scranton International Airport, Avoca, PA 18641, on Thursday, October 25, 2012, at 9:00 a.m., Eastern Daylight Time, for the following purposes:

1.          To elect five directors to serve until the next annual meeting of stockholders and until their successors are duly elected and qualified;

2.          To ratify the selection of Kronick Kalada Berdy & Co. as the Company’s independent registered public accounting firm for the year ended December 31, 2012; and

3.          To transact such other business as may properly be brought before the annual meeting or any adjournment thereof.

The Company’s Board of Directors has fixed the close of business on September 7, 2012 as the record date for the determination of stockholders entitled to notice of, and to vote at, the annual meeting and any adjournment thereof. Only stockholders of record at the close of business on Friday, September 7, 2012, are entitled to notice of, and to vote at, the annual meeting or any adjournment thereof. To vote at the annual meeting, a stockholder of record, or his, her or its proxy, must be physically present at the annual meeting. If your shares of record are held by a broker, bank or other nominee and you wish to vote at the annual meeting, you must bring to the annual meeting a letter from the broker, bank or other nominee confirming both (1) your beneficial ownership of the shares, and (2) that the broker, bank or other nominee is not voting the shares at the annual meeting.

If you own your shares through a broker, we encourage you to follow the instructions provided by your broker regarding how to vote. A recent change in the rules that govern how brokers vote your shares prevents your broker from voting your shares for director nominees unless you provide your broker with your voting instructions.

By Order of the Board of Directors

Ronald J. Ricciardi

President and Chief Executive Officer

September 17, 2012

WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE ANNUAL MEETING, PLEASE DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE. THE PROXY MAY BE REVOKED IN WRITING PRIOR TO THE MEETING OR, IF YOU ATTEND THE MEETING, YOU MAY REVOKE THE PROXY AND VOTE YOUR SHARES IN PERSON.

SAKER AVIATION SERVICES, INC.

PROXY STATEMENT

2012 ANNUAL MEETING OF STOCKHOLDERS

The enclosed proxy is solicited on behalf of the Board of Directors of Saker Aviation Services, Inc., a Nevada corporation, for use at the annual meeting of stockholders to be held on Thursday, October 25, 2012, at 9:00 a.m. Eastern Daylight Time, or at any adjournment or postponement thereof, for the purposes set forth in this proxy statement and in the accompanying Notice of Annual Meeting of Stockholders.

Location of Annual Meeting

The annual meeting will be held at our principal executive offices located at 101 Hangar Road, Wilkes-Barre/Scranton International Airport, Avoca, PA 18641.

Mailing Date

This proxy statement, accompanying form of proxy, notice of annual meeting, and 2011 annual report to stockholders are first being mailed by us on or about September 17, 2012 to all stockholders entitled to vote at the annual meeting.

Record Date and Outstanding Shares

Stockholders of record at the close of business on September 7, 2012, the record date for the annual meeting, are entitled to notice of and to vote at the annual meeting. We have one class of shares outstanding, designated as common stock, $0.001 par value per share. As of the record date, 33,040,422 shares of our common stock were issued and outstanding.

Solicitation of Proxies

We are making this solicitation of proxies, and we will bear all related costs. We may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to beneficial owners. Proxies may also be solicited on our behalf, in person or by telephone or facsimile, by our directors, officers and employees, none of whom will receive additional compensation for doing so.

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Revocability of Proxies

You may revoke any proxy given pursuant to this solicitation, at any time before it is voted, by either:

•	delivering a written notice of revocation or a duly executed proxy bearing a later date; or
•	attending the annual meeting and voting in person.

Quorum

A quorum is required for stockholders to conduct business at the annual meeting. Our bylaws provide that a quorum will exist at the annual meeting if the holders of a majority of the shares of our common stock entitled to vote are present, in person or by proxy, at the annual meeting.

Voting

Each stockholder is entitled to one vote for each share held as of the record date. A stockholder may vote at the annual meeting by attending the meeting and voting in person or by submitting a proxy. When proxies are properly dated, executed and returned, the shares represented by such proxies will be voted at the annual meeting in accordance with the instructions on such proxies.

If no specific instructions are given, all shares represented by proxies will be voted:

• FOR the election of each of the five nominees for directors named in this proxy statement

• FOR the selection of Kronick Kalada Berdy & Co. as our independent registered public accounting firm for the year ended December 31, 2012

The shares may also be voted by the named proxies on such other business that may properly come before the annual meeting or any adjournment of postponement of the annual meeting.

Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the annual meeting, you must bring to the annual meeting a letter from the broker, bank or other nominee confirming both (1) your beneficial ownership of the shares and (2) that the broker, bank or other nominee is not voting the shares at the annual meeting.

Vote Required

The table below shows the vote required to approve the proposal described in this proxy statement, assuming the presence of a quorum at the annual meeting.

Proposal	Vote Required

1. Election of five directors	Plurality of votes duly cast at the annual meeting

2. Ratification of auditor	Majority of votes duly cast at the annual meeting

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Abstentions

Shares that abstain from voting on one or more proposals to be acted on at the annual meeting are considered to be present for the purpose of determining whether a quorum exists and are entitled to vote on all proposals properly brought before the annual meeting.

Abstentions will have no effect on the election of directors.

Broker Non-Votes

Under the rules governing brokers who have record ownership of shares that they hold in “street name” for their clients who are the beneficial owners of such shares brokers have the discretion to vote such shares on routine matters, such as the ratification of the selection of an independent registered public accounting firm, but not on non-routine matters, such as the election of directors. A “broker non-vote” occurs when shares held by a broker are not voted on a non-routine proposal because the broker has not received voting instructions from the beneficial owner and the broker lacks discretionary authority to vote the shares in the absence of such instructions.

If you own your shares through a broker, we encourage you to follow the instructions provided by your broker regarding how to vote. A recent change in the rules that govern how brokers vote your shares prevents your broker from voting your shares for director nominees unless you provide your broker with your voting instructions.

Shares subject to broker non-votes are considered to be present for the purpose of determining whether a quorum exists and thus count towards satisfying the quorum requirement, but such shares will not be counted toward the election of directors.

Annual Report to Stockholders and Annual Report on Form 10-K

We have enclosed our 2012 annual report to stockholders with this proxy statement. Our annual report on Form 10-K for the fiscal year ended December 31, 2011, as filed with the Securities and Exchange Commission, is included in the 2012 annual report. The 2012 annual report includes our audited consolidated financial statements, along with other information about us, which we encourage you to read.

You can obtain, free of charge, an additional copy of our Form 10-K by:

•	writing to us at 101 Hangar Road, Wilkes-Barre/Scranton International Airport, Avoca, Pennsylvania 18641, Attention: Corporate Secretary;

•	telephoning us at (570) 457-3400; or

•	visiting our website at www.sakeraviation.com where you can access our reports under the heading “Investor Relations.”

You can also obtain a copy of our annual report on Form 10-K for the fiscal year ended December 31, 2011 and all other reports and information that we file with, or furnish to, the Securities and Exchange Commission from the Securities and Exchange Commission’s EDGAR database at www.sec.gov.

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Any information contained on our website is not a part of this proxy statement.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

FOR THE STOCKHOLDER MEETING TO BE HELD ON OCTOBER 25, 2012

As required by the rules adopted by the Securities and Exchange Commission, we are making this proxy statement and our annual report to stockholders available on the Internet.

The proxy statement and annual report to security holders are available at www.sakeraviation.com/investorrelations/secfilings

For directions on how to attend the annual meeting and vote in person, please review the “Voting” section on page 2 of this proxy statement.

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PROPOSAL ONE

ELECTION OF DIRECTORS

Nominees Proposed for Election as Directors

Our articles of incorporation and bylaws provide for a board of directors consisting of no less than one and no more than eleven directors. The number of directors is currently fixed at five. If elected, the five directors will hold office for a one-year term until the next annual meeting of stockholders and until his or her successor is duly elected and qualified.

Based on the recommendation of the Nominating Committee, we have nominated William B. Wachtel, Ronald J. Ricciardi, Donald Hecht, Jeffrey B. Mendell, and Alvin S. Trenk, all of whom are currently serving as directors.

We recommend the election of the five nominees named in this proxy statement, and unless authority to vote for one or more of the nominees is specifically withheld according to the instructions on your proxy card, proxies in the enclosed form will be voted FOR the election of Messrs. Wachtel, Ricciardi, Hecht, Mendell, and Trenk.

Proxies received in response to this solicitation, unless specified otherwise, will be voted in favor of the five nominees named below, all of whom are currently serving as directors. We do not contemplate that any of the nominees will be unable to serve as a director, but if a nominee should not be available for election as contemplated, the proxy holders will vote for such lesser number of directors as are available to serve or will vote for a substitute appointed by the Board of Directors. In no event will proxies be voted for more than five nominees.

The following table sets forth certain information, as of the record date, concerning the nominees for election as directors. The information as to age has been furnished to us by each director nominee. For information as to the shares of our common stock beneficially owned by each nominee, please review the table under the caption “Security Ownership of Certain Beneficial Holders and Management” in this proxy statement.

Name of Nominee	Age	Director Since	Position / Offices
William B. Wachtel	57	2005	Chairman of the Board of Directors
Ronald J. Ricciardi	51	2004	Vice Chairman of the Board of Directors, President & Chief Executive Officer
Donald Hecht	79	2006	Director
Jeffrey B. Mendell	59	2004	Director
Alvin S. Trenk	83	2004	Director

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Business History of Director Nominees:

William B. Wachtel – Chairman of the Board

Mr. Wachtel was first elected as a director in 2005. If elected, Mr. Wachtel shall serve as Chairman of the Board of Directors effective upon the 2012 Annual Meeting of Stockholders, a position which he held until April 2010, when he was succeeded by Mr. Ricciardi.

Mr. Wachtel has been a managing partner of Wachtel & Masyr, LLP, or its predecessor law firm (Gold & Wachtel, LLP), since its founding in August 1984. He is a co-founder of the Drum Major Institute, an organization carrying forth the legacy of the late Reverend Martin Luther King, Jr. Mr. Wachtel has been nominated for re-election to our board of directors because of his extensive experience advising companies regarding legal issues provides him with a depth and breadth of experience that enhances our ability to navigate legal and strategic issues, and because of his extensive experience working with us.

Ronald J. Ricciardi – Vice Chairman of the Board, President & Chief Executive Officer

Mr. Ricciardi co-founded a proprietorship named FBO Air on January 17, 2003, which was subsequently incorporated as FBO Air, Inc. on January 2, 2004 in the State of Arizona. This Arizona corporation was merged with and into us, a public ‘‘shell’’ then named Shadows Bend Development, Inc., in a reverse merger transaction on August 20, 2004. Simultaneously with the reverse merger transaction, Mr. Ricciardi was elected as our President, Chief Executive Officer and director and served in such capacities until December 12, 2006. On December 12, 2006, he was elected as Vice Chairman of the Board of Directors. On March 2, 2010, after completion of our divestiture of Airborne, Inc., Mr. Ricciardi was elected as our President and Chief Executive Officer and from April 2010 to October 27, 2011 was Chairman of the Board of Directors. If elected, effective upon the 2012 Annual Meeting of Stockholders, Mr. Ricciardi shall serve as the Vice Chairman of the Board of Directors, a position he has held since October 27, 2011.

Before co-founding FBO Air, Mr. Ricciardi was President and Chief Executive Officer of P&A Capital Partners, Inc., an entertainment finance company established to fund the distribution of independent films. Mr. Ricciardi was also co-founder, Chairman and Chief Executive Officer of eTurn, Inc., a high technology service provider, for which he developed a consolidation strategy, negotiated potential merger/acquisition candidates, prepared private placement materials and executed numerous private, institutional and venture capital presentations. Mr. Ricciardi also served as President and Chief Executive Officer of Clearidge, Inc., a leading regional consumer product company, where he provided strategic and organizational development, and led a consolidation effort that included 14 transactions, which more than tripled company revenue over four years. Prior to this, Mr. Ricciardi held management positions at Pepsi-Cola Company and the Perrier Group of America, Inc.

Mr. Ricciardi has been nominated for re-election to our board of directors because of his nine years of experience working in a variety of roles with us, including his service on our board of directors, combined with his knowledge of the aviation industry and his extensive management experience, demonstrate his strong commitment to us and make him a valued member of our board of directors.

Donald Hecht - Director

Mr. Hecht was first elected as a director in September 2006, and has served in that capacity since then. Mr. Hecht has, since 1966, been a managing partner of Hecht and Company, P.C., a certified public accounting firm. Mr. Hecht has been nominated for re-election to our board of directors because of his experience reviewing and analyzing audited financial statements. As such, he is specifically qualified to serve on our audit committee as its chair and he possesses the qualifications to be designated as the audit committee’s financial expert.

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Jeffrey B. Mendell - Director

Mr. Mendell was first elected as a director in September 2004. Mr. Mendell is, and has been since 1983, the Chairman and Chief Executive Officer of JBM Realty, a private real estate company headquartered in Greenwich, Connecticut. JBM Realty is active in the development, financing and sale of residential and commercial properties. Early in his career, Mr. Mendell was an executive with Citicorp Real Estate, Inc. in New York City and he is a licensed real estate broker in the State of New York. Mr. Mendell has been nominated for re-election to our board of directors because of his management expertise and experience as an executive officer.

Alvin S. Trenk - Director

Mr. Trenk was first elected as a director in August 2004. He also served as Chairman of the Board of Directors from August 2004 to 2005, when he was succeeded by Mr. Wachtel. Mr. Trenk has served as Chairman and Chief Executive Officer of Air Pegasus since 1981 and, from 1997 to 2003, as Chairman, President and Chief Executive Officer of Sightseeing Tours of America, Inc. and Liberty Helicopters, Inc., privately held corporations operating public use heliports in New York and providing helicopter air tours and charter and air services. Mr. Trenk has also been Chairman and Chief Executive Officer of TechTron, Inc. since 1980. TechTron is a privately owned holding company with investment emphasis on emerging global market opportunities. From 1976 to 1980, Mr. Trenk was Vice Chairman of Kenton Corporation, a diversified publicly-traded corporation, where he also served as President and Chief Executive Officer of Charles Town Turf Club, owner and operator of thoroughbred race tracks in West Virginia, and Chairman and Chief Executive Officer of International Health Company, which owned and operated a national chain of artificial kidney centers. Mr. Trenk has been nominated for re-election to our board of directors because of his deep knowledge of the aviation industry gained from his thirty year career as an executive officer in the aviation industry.

The Board of Directors recommends that stockholders vote FOR the election of each of the five director nominees.

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Fees Paid to Independent Registered Public Accounting Firm

Kronick Kalada Berdy & Co. (“KKB”) served as our independent registered public accounting firm for our fiscal years ended December 31, 2011 and 2010.

Audit Fees. The aggregate fees billed for professional services rendered by KKB were approximately $84,000 and $81,000 for the audits of our annual financial statements for the fiscal years ended December 31, 2011 and 2010, respectively, and the reviews of the financial statements included in our Form 10-Qs and registration statements for those fiscal years.

Audit-Related Fees. No fees were incurred by KKB for professional services categorized as Audit-Related services for the fiscal years ended December 31, 2011 and 2010.

Tax Fees. No fees were incurred by KKB for tax compliance services for the fiscal years ended December 31, 2011 and 2010.

All Other Fees. Other than the services described above, no fees were billed for services rendered by KKB for the fiscal years ended December 31, 2011 and 2010.

Audit Committee Pre-Approval Policies and Procedures

The Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the work of the independent registered public accounting firm. As part of this responsibility, the Audit Committee is required to pre-approve the audit and non-audit services performed by the independent registered public accounting firm to help assure that they do not impair the registered public accounting firm’s independence from us. The Audit Committee may either approve the engagement of the independent registered public accounting firm to provide services or pre-approve services to be provided on a case by case basis. All audit and non-audit services provided in the fiscal years ended December 31, 2011 and December 31, 2010 have been discussed and pre-approved by the Audit Committee in accordance with these policies and procedures.

PROPOSAL TWO

RATIFICATION OF THE SELECTION OF

OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has selected KKB as our independent registered public accountant firm for the year ending December 31, 2012, subject to ratification by stockholders at the annual meeting. KKB has served as our independent registered public accountants since December 18, 2009.

We have been advised by KKB that a representative will be present at the annual meeting, will be available to answer appropriate questions and will have an opportunity to make a statement if he or she should so desire.

The Board of Directors recommends that stockholders vote FOR the ratification of the appointment of KKB as our independent registered public accounting firm for 2012.

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REPORT OF THE AUDIT COMMITTEE1

The Audit Committee of the Board of Directors is currently comprised of two members of the Board of Directors, one of which the Board of Directors has determined is independent under the independence standards of NASDAQ Stock Market and applicable Securities and Exchange Commission rules. The Audit Committee assists the Board of Directors in overseeing our accounting and financial reporting processes and financial statement audits. The specific duties and responsibilities of the Audit Committee are set forth in the Audit Committee charter, a copy of which is available on our website at www.sakeraviation.com under the “Investor Relations” menu.

The Audit Committee has:

•	reviewed and discussed our audited consolidated financial statements for the fiscal year ended December 31, 2011 with our management and our independent registered public accounting firm;

•	discussed with KKB, our independent registered public accounting firm, the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T; and

•	received and discussed the written disclosures and the letter from KKB required by applicable requirements of the Public Company Oversight Board regarding KKB’s communications with the audit committee concerning independence, and discussed with KKB its independence.

Based on these reviews and discussions with management and our independent registered public accounting firm, and the report of the independent registered public accounting firm, the Audit Committee recommended to the Board of Directors, and the Board of Directors approved, that the audited consolidated financial statements for the fiscal year ended December 31, 2011 be included in our annual report on Form 10-K for the fiscal year ended December 31, 2011 for filing with the Securities and Exchange Commission.

The Audit Committee selects our independent registered public accounting firm annually and has submitted the selection of KKB for ratification by stockholders at our annual meeting.

Respectfully submitted,

/s/ Donald Hecht

Donald Hecht, Chair of Audit Committee

Ronald J. Ricciardi

1 The material in this report is not deemed to be “soliciting material,” or to be “filed” with the Securities and Exchange Commission and is not to be incorporated by reference in any of our filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filings.

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SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

During the fiscal year ended December 31, 2011, all of our directors and executive officers complied in a timely manner with the filing requirements of Section 16(a) of the Securities Exchange Act of 1934, as amended, except for Messrs. Hecht, Mendell, Trenk and Wachtel who each filed one late report disclosing a single transaction. In making this statement, we have relied solely on the written representations of our directors and executive officers.

CORPORATE GOVERNANCE

Meetings of the Board of Directors

Members of our Board of Directors are expected to attend all regular and special meetings of the board of the committees on which they serve. The Board of Directors held three meetings during 2011. Each director then in office attended at least 75% of the total of such board meetings and meetings of board committees on which he served. In addition, all directors, absent special circumstances, are expected to attend our annual meeting. All directors who were serving as directors at the time attended the 2011 annual meeting of stockholders.

Director Independence

The Board of Directors uses the independence standards of the NASDAQ Stock Market and applicable Securities and Exchange Commission rules for determining which directors are deemed independent. The Board of Directors has determined that Donald Hecht, Jeffrey B. Mendell, and Alvin S. Trenk qualify as independent pursuant to these standards.

Committees of the Board of Directors

The Board of Directors has established, among other committees, an Audit Committee, a Nominating Committee and a Compensation Committee. The Audit Committee acts pursuant to a written charter adopted by the Board of Directors. The current Audit Committee charter is available on our website, www.sakeraviation.com under the “Investor Relations” menu. In addition, a stockholder may receive a written copy of the Audit Committee’s charter by sending a written request to Saker Aviation Services, Inc., 101 Hangar Road, Wilkes-Barre/Scranton International Airport, Avoca, Pennsylvania 18641, Attention: Corporate Secretary or by telephone at (570) 457-3400. The Compensation Committee and Nominating Committee do not have written charters.

Audit Committee

The current members of the Audit Committee are Messrs. Hecht and Ricciardi. As discussed above, the Board of Directors has determined that Mr. Hecht is independent pursuant to the independence standards of the NASDAQ Stock Market and applicable Securities and Exchange Commission rules. The Board of Directors determined that it was appropriate to appoint Mr. Ricciardi to the Audit Committee in consideration of his background and experience, the experience of our other board members, the size of the Company and the challenges the Company faces in recruiting additional board members. The Board of Directors has determined that Messrs. Hecht and Ricciardi have sufficient knowledge in financial and auditing matters to serve as members of the audit committee. The Board of Directors has designated Mr. Hecht as an “audit committee financial expert” in accordance with applicable Securities and Exchange Commission rules.

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The Audit Committee serves as an independent and objective party to monitor our financial reporting process and internal control system; retains, pre-approves audit and permitted non-audit services to be performed by, and directly consults with, our independent registered public accounting firm; reviews and appraises the services of our independent registered public accounting firm; and provides an open avenue of communication with our independent registered public accounting firm, management and the Board of Directors. Our Audit Committee charter more specifically sets forth the duties and responsibilities of the Audit Committee.

The Audit Committee is also responsible for preparing the Audit Committee Report that Securities and Exchange Commission rules require us to include in our annual proxy statement, and performing such other tasks that are consistent with its charter.

The Audit Committee held four meetings during 2011. The Audit Committee’s report relating to fiscal year ended December 31, 2011 appears on page 10 of this proxy statement.

Nominating Committee

The current members of the Nominating Committee are Messrs. Hecht, Ricciardi, and Wachtel. As discussed above, the Board of Directors has determined that Mr. Hecht is independent pursuant to the independence standards of the NASDAQ Stock Market and applicable Securities and Exchange Commission rules.

The Nominating Committee does not have a formal written charter, however, the Board of Directors, by resolution, granted authority to the Nominating Committee to act on certain matters described herein.

The Nominating Committee is charged with identifying qualified candidates, consistent with criteria approved by the committee, to become directors and recommending that the Board of Directors nominate such qualified candidates for election as directors. The process followed by the Nominating Committee to identify and evaluate candidates includes requests to our directors, our chief executive officer, and others for recommendations, evaluating biographical information and background material relating to potential candidates and their qualifications, and interviews of selected candidates.

In addition to its authority to recommend nominees for election or re-election as directors, the Board of Directors granted the Nominating Committee authority to make recommendations to the Board of Directors as follows: (i) the criteria regarding the composition of the committees of the Board Directors, such as size, employee and non-employee director membership thereon and the periodic rotation of committee assignments; (ii) the criteria relating to tenure as a director, such as retirement age, limitations on the number of times a director may stand for re-election and the continuation of directors in an honorary or similar capacity; (iii) the criteria for retention of directors, such as attendance at Board of Director and committee meetings, health or the assumption of responsibilities which are incompatible with effective board membership; (iv) the specific amounts of directors’ retainers and meeting fees; (v) the removal of a director under unusual circumstances; (vi) the selection of committee chairpersons, and committee assignments; (vii) the types and functions of the committees of the Board of Directors; and (viii) the procedures, frequency and location of meetings of the Board of Directors.

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The Nominating Committee also considers recommendations for nomination to the Board of Directors submitted by stockholders and applies the same standards in evaluating stockholder recommendations that it applies in evaluating recommendations from other sources. Such recommendations for nomination, together with relevant biographical information, should be sent to the following address: Saker Aviation Services, Inc., 101 Hangar Road, Wilkes-Barre/Scranton International Airport, Avoca, Pennsylvania 18641, Attention: Chairman of the Nominating Committee. The qualifications of recommended candidates will be reviewed by the Nominating Committee.

If the stockholder desires that a candidate be considered for election at an annual meeting, such recommendation must be made before April 1st of the year so that adequate consideration can be given to such recommendation. Nominations to fill a vacancy other than at an annual meeting will be considered by the Nominating Committee at any time.

In evaluating the suitability of candidates (other than our executive officers) to serve on the Board of Directors, including stockholder nominees, the Nominating Committee generally seeks candidates who are independent and meet other selection criteria established by the Nominating Committee from time to time. The Nominating Committee also considers an individual’s skills, character and professional ethics, judgment, leadership experience, business experience and acumen, familiarity with relevant industry issues, national and international experience, and other relevant criteria that may contribute to our success. This evaluation is performed in light of the skill set and other characteristics that would most complement those of the current directors, including the diversity, maturity, skills and experience of the board as a whole.

The Nominating Committee approved the nominees for director.

Compensation Committee

The current members of the Compensation Committee are Mr. Mendell and Mr. Trenk. As discussed above, the Board of Directors has determined that Messrs. Mendell and Trenk are independent pursuant to the independence standards of the NASDAQ Stock Market and applicable Securities and Exchange Commission rules.

The Compensation Committee does not have a formal written charter, however, the Board of Directors, by resolution, granted authority to the Compensation Committee to act on certain matters described herein.

The Board of Directors has delegated the following authority to the Compensation Committee: (i) review and, where appropriate, formulate or recommend changes to our stock benefit and executive, managerial or employee compensatory and benefit plans or programs, provided that the authority to adopt or change any compensatory or benefit plan or program will rest with our Board of Directors (unless specifically delegated to the Compensation Committee); (ii) administer, and act as the designated committee under, any stock option, restricted stock, stock purchase or similar plan; and (iii) approve the base salary, bonus or other compensation arrangements of our existing or prospective officers.

The Compensation Committee is responsible for establishing and implementing compensation programs for our executives and directors that further the intent and purpose of our fundamental compensation philosophy and objectives, and performing such other tasks that are consistent with the compensation committee charter.

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Because of our small size and the limited number of executive officers, the Compensation Committee has relied on the recommendations from our chief executive officer in determining the amount and form of executive and director compensation. The Compensation Committee has not used compensation consultants to determine or recommend the amount or form of executive and director compensation.

The Compensation Committee held one meeting during 2011.

Board Leadership Structure

Like many publicly traded companies, we have chosen to separate the chief executive officer and board chairman positions. We chose this structure because we believe it results in the most effective leadership for our board to help it discharge its duties given the small size of our operations. We believe our chairman is best positioned to provide board leadership that is aligned to our stockholders' interests. Our chief executive officer is well situated to assess our needs, business model and industry position, identify the key risks facing us and ensure that these are brought to the attention of the board. Finally, our chairman and chief executive officer are able to act as conduits between the board and management to plan and execute board meetings, to provide updates between meetings when necessary and to efficiently implement board directives. We believe that this structure reduces the likelihood of confusion about leadership roles and duplication of efforts. Due to our small size we have not found it necessary to formally create the role of lead independent director. Instead, our independent directors have the ability to meet together in executive session without management being present.

Board of Director’s Role in Risk Oversight

Our board of directors is primarily responsible for oversight and monitoring of management’s risk assessment and risk management functions. Due to our small size we do not have formal mechanisms in place to monitor risk, but our board does consider risk in evaluating management’s recommended business plans and strategies.

Code of Ethics and Policy and Procedure Governing Related Party Transactions

The Board of Directors adopted a Code of Ethics on May 19, 2006, that is applicable to all of our directors, officers and employees, including our principal executive officer. In addition, the Board of Directors adopted a Policy and Procedure Governing Related Party Transactions on April 26, 2007. Pursuant to these procedures, the Audit Committee reviews and approves: (i) all related party transactions when and if required to do so by applicable rules and regulations, (ii) all transactions between the Company or any of its subsidiaries and any of the Company’s executive officers, directors, director nominees or any of their immediate family members and (iii) all transactions between the Company or any of its subsidiaries and any security holder who is known by the Company to own of record or beneficially more than five percent of any class of the Company’s voting securities, other than transactions that (a) have an aggregate dollar amount or value of less than $120,000 (either individually or in combination with a series of related transactions) and (b) are made in the ordinary course of business of the Company or its subsidiary, as applicable, and such related party.

During 2011, all of the transactions that were subject to the Audit Committee’s policies and procedures described above were reviewed and approved or ratified by the Audit Committee or the Board of Directors.

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Both the Code of Ethics and the Policy and Procedure Governing Related Party Transactions delegate certain functions to the Audit Committee and the Compensation Committee. The Code of Ethics is available on our website, www.sakeraviation.com, under the “Investor Relations” menu. A stockholder may receive a written copy of the Code of Ethics or the Related Party Policy and Procedure by forwarding a written request to Saker Aviation Services, Inc., 101 Hangar Road, Wilkes-Barre/Scranton International Airport, Avoca, Pennsylvania 18641, Attention: Corporate Secretary or by telephone at (570) 457-3400.

Stockholder Communications

Stockholders may send correspondence by mail to the full Board of Directors or to individual directors. Stockholders should address any such correspondence to the Board of Directors or to the attention of the relevant board members in care of Saker Aviation Services, Inc., 101 Hangar Road, Wilkes-Barre/Scranton International Airport, Avoca, Pennsylvania 18641, Attention: Corporate Secretary.

All stockholder correspondence will be compiled and forwarded as appropriate. In general, correspondence relating to corporate governance issues, long-term corporate strategy or similar substantive matters will be forwarded to the Board of Directors, one of the aforementioned committees of the Board of Directors, or a member thereof for review. Correspondence relating to the ordinary course of business affairs, personal grievances, and matters as to which we tend to receive repetitive or duplicative communications are usually more appropriately addressed by our executive officer or his designees and will be forwarded to such persons accordingly.

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EXECUTIVE OFFICERS

Current Executive Officers

Our only current executive officer is Ronald J. Ricciardi, who serves as our Vice Chairman of the Board of Directors, President and Chief Executive Officer. Mr. Ricciardi serves at the discretion of the board. Mr. Ricciardi’s business experience is outlined in the section entitled “Business History of Director Nominees” under the caption “Proposal One: Election of Directors” on page 5 of this Proxy Statement.

COMPENSATION OF NAMED EXECUTIVE OFFICERS AND DIRECTORS

Named Executive Officers

The following table sets forth the annual and long-term compensation paid by us for services performed on our behalf with respect to the person who served as our Chief Executive Officer during the fiscal years ended December 31, 2011 or 2010. The person named in the table is the only person who served as our principal executive officer or principal financial officer in fiscal 2011. We have no other executive officers.

Summary Compensation Table for Fiscal Year 2011

The following table sets forth the annual and long-term compensation paid by us for services performed on our behalf with respect to the person who served as our Chief Executive Officer during the fiscal years ended December 31, 2011 or 2010. The person named in the table is the only person who served as our principal executive officer or principal financial officer in fiscal 2010. We have no other executive officers.

Name and Principal Position	Year	Salary ($)(1)	Bonus ($)	Option Awards ($)(2)	All Other Compensation ($)(3)	Total ($)

Ronald J. Ricciardi, Vice Chairman of the Board, President & CEO	2011 2010	200,000 179,632	34,387 30,377	— 15,000	14,089 13,899	248,476 239,207

1.	Mr. Ricciardi received a base salary of $175,000 through October 20, 2010, and $200,000 thereafter.

2.	Mr. Ricciardi received on October 21, 2010 an option for 500,000 shares at $0.03 per share, the closing price of the common stock on October 20, 2010, which option shall vest on October 21, 2015 and be exercisable for the succeeding five years.

3.	Mr. Ricciardi receives health insurance coverage estimated at a value of $1,049 per month. Mr. Ricciardi received a match to his 401K contributions from us amounting to approximately $1,500 in 2011 and approximately $700 in 2010.

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OUTSTANDING EQUITY AWARDS AT DECEMBER 31, 2011

Name	Number of Securities Underlying Unexercised Options Exercisable (#)(1)	Option Exercise Price ($)	Option Expiration Date

Ronald J. Ricciardi	250,000 500,000	0.39 0.03	03/31/2012 10/21/2020

1.	As part of his revised employment agreement, Mr. Ricciardi received on October 21, 2010 an option for 500,000 shares at $0.03 per share, the closing price of the common stock on October 20, 2010, which option shall vest on October 21, 2015 and be exercisable for the succeeding five years. As part of his previous employment agreement, Mr. Ricciardi received: (a) on April 1, 2007 an option for 250,000 shares at $0.39 per share, the closing sales price on March 31, 2007, which is currently exercisable; (b) on April 1, 2005 an option for 250,000 shares at $1.60 per share, which option expired on March 31, 2010; and (c) on April 1, 2006 an option for 250,000 shares at $0.50 per share, which option expired on March 31, 2011.

Employment and Change-in-Control Agreements

On October 21, 2010, the Board of Directors authorized the execution of a new employment agreement with Mr. Ricciardi. This agreement calls for Mr. Ricciardi to serve as our President, Chief Executive Officer, and as Vice Chairman of the Board of Directors and is for a term of three years. We have the option to extend such agreement for an additional two year period. The employment agreement specifies an initial base annual salary of $200,000 with subsequent annual increases at the discretion of the Board of Directors. When determining whether to increase Mr. Ricciardi’s annual salary, the Board of Directors considers factors such as the company’s performance in the past calendar year, Mr. Ricciardi’s individual performance in the past calendar year and trends and as well as any readily available information regarding the salaries of comparable individuals within our industry. Incentive bonus payments may be made annually in the amount of 3% of pre-tax income provided that we meet or exceed our annual operating plan for earnings before interest, taxes, depreciation and amortization. Additionally, Mr. Ricciardi was granted an option to acquire 500,000 shares of our common stock. This option vests on October 21, 2015 and is exercisable for a subsequent term of five years ending on October 21, 2020. Should we not exercise our option to extend Mr. Ricciardi’s employment agreement for the additional two year period, Mr. Ricciardi shall forfeit 200,000 shares of his stock option, with the remaining 300,000 shares vesting on October 21, 2013 and being exercisable until October 21, 2018.

Additional Narrative Disclosure Regarding Compensation

We do not offer a defined retirement or pension plan. Our 401k Plan (the “401K Plan”) covers all of our employees. The 401K Plan contains an option for us to match each participant's contribution. Any contributions by us vest over a five-year period on a 20% per year basis. In July 2010, we reinstated our match of participant contributions at a rate of 25% of the first 3% of participant deferrals. Company contributions to the 401K Plan totaled approximately $20,700 and $5,000 for the years ended December 31, 2011 and 2010, respectively.

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2011 DIRECTOR COMPENSATION TABLE

Name	Fees Earned in Cash ($)(1)	Option Awards ($)(2)	Total ($)

Donald Hecht	10,000	7,840	17,840

Jeffrey B. Mendell	10,000	7,840	17,840

Alvin S. Trenk	10,000	7,840	17,840

William B. Wachtel	10,000	7,840	17,840

1.	Non-employee Directors are each entitled to a fee of $1,000 per board meeting and $750 and $500 per committee meeting for committee chairman and committee members, respectively. Each director is also entitled to reimbursement for expenses incurred in connection with attendance at meetings of the Board of Directors. On December 7, 2011 each non-employee Director received a one-time award of $10,000. This was for 2011 and in consideration of the non-employee Director’s waiver of their cash fees during 2010 and 2009.
2.	Each non-employee director is eligible to be granted an annual option to purchase shares of our common stock. On December 7, 2011, the compensation committee granted each non-employee director an option for their service in 2011. Each option was for 100,000 shares and was priced at $0.0784 per share, which was the closing sales price of our common stock on December 6, 2011. The options vest on December 7, 2012 and may be exercised until December 1, 2016.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table presents certain information as of September 7, 2012 regarding the beneficial ownership of our Common Stock by:

-	each of our current executive officers and directors; and

-	all of our current directors and executive officers as a group; and

-	each other person or entity known by us to own beneficially 5% or more of our issued and outstanding common stock.

Name of Beneficial Owner	Number of Shares of Common Stock Beneficially Owned	Percentage of Common Stock Beneficially Owned (1)
William B. Wachtel (2)	5,621,907 (3)	16.7%

Ronald J. Ricciardi (4)	1,043,575 (5)	3.1%

Alvin S. Trenk (6)	972,944 (7)	2.9%

Jeffrey B. Mendell (6)	310,293 (7)	0.9%

Donald Hecht (6)	266,700 (7)	0.8%

All directors and officers	8,215,419	24.2%
As a group (5 in number)

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(1)	The percentages computed in the table are based upon 33,040,422 shares of our common stock, which were outstanding on March 26, 2011. Effect is given, pursuant to Rule 13-d(1)(i) under the Securities Exchange Act of 1934, to shares of our common stock issuable upon the exercise of options or warrants currently exercisable or exercisable within 60 days of March 26, 2011.

(2)	William B. Wachtel is our Chairman of the Board and a director. Mr. Wachtel’s address is 101 Hangar Road, Avoca, Pennsylvania 18641.

(3)	The shares of our common stock reported in the table include: (a) 25,000 shares issuable upon the exercise of an option expiring December 1, 2012, which is currently exercisable; (b) 25,000 shares issuable upon the exercise of an option expiring December 1, 2013, which is currently exercisable; (c) 25,000 shares issuable upon the exercise of an option expiring December 1, 2014, which option is currently exercisable; (d) 25,000 shares issuable upon the exercise of an option expiring December 1, 2015, which option is currently exercisable; and (e) 350,000 issuable upon the exercise of a warrant expiring August 27, 2016, which is currently exercisable. The shares of our common stock reported in the table do not reflect (x) 100,000 shares issuable upon the exercise of an option granted on December 7, 2011, which shall become exercisable on December 7, 2012; and (y) 333,400 shares of our common stock acquired by Wachtel & Masyr, LLP, which provides certain legal services for us, in the private placement which we closed on September 1, 2006. Mr. Wachtel is a managing partner of such firm, but does not have sole dispositive or voting power with respect to such firm’s securities.

(4)	Ronald J. Ricciardi is our President and Chief Executive Officer and he also serves as Vice Chairman of the Board and as a director. Mr. Ricciardi’s address is 101 Hangar Road, Avoca, Pennsylvania 18641.

(5)	The shares of the Common Stock reported in the table do not reflect 500,000 shares issuable upon the exercise of an option granted on October 21, 2010, which shall become exercisable on October 21, 2015.

(6)	The reporting person is a director. The address of each director is 101 Hangar Road, Avoca, Pennsylvania 18641.

(7)

The shares of our common stock reported in the table include: (a) 25,000 shares issuable upon the exercise of an option expiring December 1, 2012, which is currently exercisable; (b) 25,000 shares issuable upon the exercise of an option expiring December 1, 2013, which is currently exercisable; (c) 25,000 shares issuable upon the exercise of an option expiring December 1, 2014, which option is currently exercisable; and (d) 25,000 shares issuable upon the exercise of an option expiring December 1, 2015, which option is currently exercisable. The shares of our common stock reported in the table do not reflect 100,000 shares issuable upon the exercise of an option granted on December 7, 2011, which shall become exercisable on December 7, 2012.

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Certain Relationships and Related Person Transactions

The firm of Wachtel & Masyr, LLP provides certain legal services to the Company. William B. Wachtel, a member of the Company’s Board of Directors, is a managing partner of the firm. During the years ended December 31, 2011 and 2010, the Company incurred fees of approximately $1,000 and $85,500, respectively, for these legal services. At December 31, 2011 and 2010, the Company recorded in accounts payable an obligation for legal fees to such firm of approximately $4,200 and $4,000, respectively, related to legal services provided by such firm.

Effective November 2008, the Company executed a management agreement with Empire Aviation, LLC, which had a non-controlling interest in a subsidiary of the Company. The owners of this company include the children of a member of the Company’s Board of Directors. The agreement requires a management fee of 10% of gross receipts of the subsidiary and a “success fee” of 50% of pre-tax profits; as such term is defined in the management agreement. Total fees in the twelve months ended December 31, 2011 and 2010 aggregated approximately $2,395,000 and $2,008,000, respectively, of which $712,675 and $922,946 were recorded by increasing “non-controlling interest” in 2011 and 2010, respectively.

On August 29, 2011, the Company entered into a Redemption Agreement with the non-controlling interest in a subsidiary of the Company. As part of this agreement, the non-controlling interest relinquished its membership interest in the subsidiary in return for earn-out payments of the non-controlling interest’s capital account of $2,769,000. Of that amount, $444,000 was paid upon the execution of the Redemption Agreement, an additional approximately $343,000 was paid through December 31, 2011, and the balance is recorded as a liability at a discount rate of seven (7%) percent. Continuing earn-out payments shall be made on a monthly basis in an amount equal to (i) five percent (5%) of the subsidiary’s gross receipts, plus (ii) five percent (5%) of the subsidiary’s pre-tax profit.

On August 29, 2011, the Company entered into an Assignment Agreement with William B. Wachtel, a member of the Company’s Board of Directors, in connection with the Redemption Agreement. Mr. Wachtel provided a cash payment of $444,000 and was assigned the commensurate security interests, previously held by the non-controlling interest, in a security deposit made on behalf of one of the Company’s subsidiaries. Mr. Wachtel was also issued a warrant for 350,000 shares in connection with this transaction.

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Proposals Submitted for Inclusion in Our Proxy Materials

We will include in our proxy materials for the 2012 annual meeting of stockholders, stockholder proposals that comply with Rule 14a-8 under the Securities Exchange Act of 1934, as amended. Among other things, Rule 14a-8 requires that we receive such proposals no later than 120 days prior to the one-year anniversary of the mailing date of this proxy statement. Thus, for the 2013 annual meeting of stockholders, we must receive stockholder proposals submitted for inclusion in our proxy materials no later than May 17, 2013. Stockholder proposals submitted for inclusion in our proxy materials should be mailed to the following address: 101 Hangar Road, Wilkes-Barre/Scranton International Airport, Avoca, Pennsylvania 18641, Attention: Corporate Secretary.

Proposals Not Submitted for Inclusion in Our Proxy Materials

Stockholder proposals that are not submitted for inclusion in our proxy materials pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, as described above, may be brought before the 2013 annual meeting of stockholders if we receive such proposals no later than 45 days prior to the one-year anniversary of the mailing date of this proxy statement. Thus, for the 2013 annual meeting of stockholders, we must receive stockholder proposals that are not submitted for inclusion in our proxy materials no later than July 24, 2013. We will not permit stockholder proposals that do not comply with the foregoing notice requirement to be brought before the 2013 annual meeting of stockholders. Stockholder proposals that are not submitted for inclusion in our proxy statement should be mailed to the following address: 101 Hangar Road, Wilkes-Barre/Scranton International Airport, Avoca, Pennsylvania 18641, Attention: Corporate Secretary.

OTHER MATTERS

As of the date of this proxy statement, the Board of Directors does not know of any other matters that are to be presented for action at the 2012 annual meeting. Should any other matter come before the 2012 annual meeting, however, the persons named in the enclosed proxy will have discretionary authority to vote all proxies with respect to such matter in accordance with their judgment.

By Order of the Board of Directors

/s/ Ronald J. Ricciardi

Ronald J. Ricciardi

President and Chief Executive Officer

September 17, 2012

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▼ FOLD AND DETACH HERE AND READ THE REVERSE SIDE ▼

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

SAKER AVIATION SERVICES, INC.

The undersigned appoints William B. Wachtel and Ronald J. Ricciardi, or either of them, as proxy for the undersigned, with full power of substitution, and authorizes him to vote, as designated on the reverse hereof, all of the shares of common stock of Saker Aviation Services, Inc. held of record by the undersigned at the close of business on September 7, 2012 at the 2012 Annual Meeting of Stockholders of Saker Aviation Services, Inc. to be held on October 25, 2012 or at any adjournments or postponements thereof. This proxy revokes any prior proxy given by the undersigned.

The undersigned shall attend the Annual Meeting in person           Yes     ☐     No     ☐

(Continued, and to be marked, dated and signed as instructed on the other side)

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SAKER AVIATION SERVICES, INC.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON OCTOBER 25, 2012

The proxy statement and annual report to security holders are available at www.sakeraviation.com/investorrelations/secfilings

For directions on how to attend the annual meeting and vote in person,

please review the “Voting” section of the proxy statement.

▼ FOLD AND DETACH HERE AND READ THE REVERSE SIDE ▼

PROXY FOR SAKER AVIATION SERVICES, INC. ANNUAL MEETING OF STOCKHOLDERS OCTOBER 25, 2012

THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED AND THE PROXY IS SIGNED, IT WILL BE VOTED “FOR” THE PROPOSALS SET FORTH BELOW. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF SAKER AVIATION SERVICES, INC.	Please mark your votes like this: ☒

The Board of Directors recommends a vote FOR the election of directors and FOR Proposal 2.

1. ELECTION OF DIRECTORS:	FOR	WITHHOLD AUTHORITY		FOR	WITHHOLD AUTHORITY
01 – DONALD HECHT 02 –JEFFREY B. MENDELL 03 – RONALD J. RICCIARDI	☐ ☐ ☐	☐ ☐ ☐	04 – ALVIN S. TRENK 05 – WILLIAM B. WACHTEL	☐ ☐	☐ ☐

2. RATIFICATION OF THE SELECTION OF KRONICK KALADA BERDY & CO. AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2012	FOR ☐	AGAINST ☐	ABSTAIN ☐

3. In their discretion, the above named proxies may vote upon all other matters that may properly come before the meeting.

COMPANY ID: PROXY NUMBER: ACCOUNT NUMBER:

Signature _________________________________ Signature _______________________________ Date___________________________

NOTE: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrators, trustees or guardians, please give title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by individual person.

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